Exhibit 10.4



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO GULF COAST OIL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                              AMENDED AND RESTATED
                              --------------------
                                SECURED TERM NOTE
                                -----------------

     FOR VALUE RECEIVED, GULF COAST OIL CORPORATION, a Delaware corporation (the "COMPANY"), promises to pay to LAURUS MASTER FUND, LTD., c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, Fax: 345-949-8080 (the "HOLDER") or its registered assigns or successors in interest, the sum of Forty Million Dollars ($40,000,000), together with any accrued and unpaid interest hereon, on October 28, 2009 (the "MATURITY DATE") if not sooner paid.

     Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of the effective date hereof by and between the Company and the Holder (as amended, modified and/or supplemented from time to time, the "PURCHASE AGREEMENT").

     The following terms shall apply to this Amended and Restated Secured Term Note (this "NOTE"):

                                    ARTICLE 1
                         CONTRACT RATE AND AMORTIZATION

     1.1 Contract Rate. Subject to Sections 2.2 and 3.9, interest payable on the
         -------------
outstanding principal amount of this Note (the "PRINCIPAL AMOUNT") shall accrue at a rate per annum equal to the "PRIME RATE" published in The Wall Street
                                                                 ---------------
Journal  from  time  to  time  (the  "PRIME  RATE"),  plus two percent (2%) (the
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"CONTRACT  RATE"). The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate. The Contract Rate shall not at any time be less than eight percent (8%). Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on July 1, 2006, on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise.

     1.2  Payments.  Amortizing  payments  of  the  aggregate  principal  amount
          --------
outstanding under this Note at any time (the "PRINCIPAL AMOUNT") shall be made by the Company on July 1, 2006 and on the first business day of each succeeding month thereafter through and including the Maturity Date (each, an "AMORTIZATION DATE"). So long as no Event of Default shall have occurred and then be continuing, interest hereunder shall only be payable as a component of the

Amortization  Amount (as hereafter defined) in accordance with the terms of this
Section 1.2. Subject to Article III below, commencing on the first Amortization Date, the Company shall make monthly payments of principal and interest to the Holder on each Amortization Date equal to the Amortization Amount. All such payments shall be applied by the Holder (a) first to any fees and expenses owing by the Company to the Holder pursuant to (i) this Note, (ii) the Purchase Agreement and (iii) any other Related Agreement, (b) then to accrued and unpaid interest due on this Note and (c) then to the outstanding Principal Amount under this Note. In the event the Amortization Amount (as hereafter defined) during any month is less than $150,000, then the Company shall nevertheless be required to make a monthly payment to the Holder during such month in an amount equal to the difference between $150,000 and the then applicable Amortization Amount, which such payment shall be applied by the Holder to accrued and unpaid interest, fees and expenses owing by the Company to the Holder in accordance with subsections (a) and (b) of the immediately preceding sentence; provided,
                                                                       --------
however,  during  such  time  as  an Event of Default shall have occurred and be
-------
continuing, the Company shall make interest payments hereunder to the Holder in accordance with Sections 1.1 and 2.2 of this Note without regard to any reduction in such cash interest payment which may otherwise have been applicable under this Section 1.2 had no Event of Default then been in existence. Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date. For purposes of this Section, (a) the term "AMORTIZATION AMOUNT" shall mean an amount equal to the product of (i) seven-eighths (.875) times (ii) eighty percent (80%) (the
"APPLICABLE PERCENTAGE") of the Net Revenue relating to all oil and gas properties of the Company (collectively, the "OIL AND GAS PROPERTIES") for the calendar month immediately preceding the Amortization Date; provided, however,
                                                              --------  -------
the Applicable Percentage shall increase to one hundred percent (100%) upon the occurrence and during the continuance of an Event of Default and (b) "NET REVENUE" shall mean the gross proceeds paid to the Company in respect of oil, gas and/or other hydrocarbon production in which the Company has an interest whether or not such proceeds are remitted to the lockbox account and/or any other blocked account established by the Company in connection with the transactions contemplated hereby net of, in each case, with respect to the period for which such Net Revenue relates (i) the reasonable ordinary day to day expenses associated with the Company's operation of the leases, wells and equipment, including fuel, materials, labor, maintenance, routine production equipment replacement, repairs, routine workover costs to maintain production from an existing completed well, royalty, severance tax and ad valorem tax, in each case using accounting practices and procedures ordinary and customary in the oil and gas industry (the "Lease Operating Expenses") and (ii) the Company's reasonable estimate of its federal tax (including federal income tax) liability (after taking into account all applicable deductions, depletion and credits) (the "Estimated Taxes"), all of which, in the case of the foregoing clauses (i) and (ii), shall be subject to the Holder's approval which shall be provided in the exercise of the Holder's reasonable discretion based on such supporting documentation from the Company as the Holder shall request.

                                    ARTICLE 2
                                EVENTS OF DEFAULT

     2.1  Events  of  Default. The occurrence of any of the following events set
          -------------------
forth in this Section 4.1 shall constitute an event of default ("EVENT OF DEFAULT") hereunder:

          (a)  Failure to Pay. The Company fails to pay when due any installment
               --------------
     of principal, interest or other fees hereon in accordance herewith, or the Company fails to pay any of the other Obligations (under and as defined in the Master Security Agreement) when due, and, in any such case, such failure shall continue for a period of three (3) days following the date upon which any such payment was due.

          (b)  Breach  of  Covenant.  The  Company  or  any  of its Subsidiaries
               --------------------
     breaches any covenant or any other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

          (c)  Breach  of  Representations  and  Warranties. Any representation,
               --------------------------------------------
     warranty or statement made or furnished by New Century Energy Corp. (the "Parent"), the Company, any of its Subsidiaries or any guarantor (each a "Guarantor") issuing to the Holder a guaranty agreement (each a "Guaranty") in connection with the transaction contemplated hereby in this Note, the Purchase Agreement or any other Related Agreement shall at any time be false or misleading in any material respect on the date as of which made or deemed made.

          (d)  Default Under Other Agreements. The occurrence of any default (or
               ------------------------------
     similar term) in the observance or performance of any other agreement or condition relating to any indebtedness or contingent obligation, in each case in an aggregate amount of not less than $100,000, of the Parent, the Company or any of its Subsidiaries beyond the period of grace (if any), the effect of which default is to cause, or permit the holder or holders of such indebtedness or beneficiary or beneficiaries of such contingent obligation to cause, such indebtedness to become due prior to its stated maturity or such contingent obligation to become payable;

          (e) Material Adverse Effect. Any change or the occurrence of any event
              -----------------------
     which  could  reasonably  be  expected  to  have a Material Adverse Effect;

          (f)  Bankruptcy.  The  Parent, the Company, any of its Subsidiaries or
               ----------
     any Guarantor shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors,
     (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, without challenge within ten (10) days of the filing thereof, or failure to have dismissed, within thirty
     (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

          (g)  Judgments.  Attachments  or  levies  in excess of $100,000 in the
               ---------
     aggregate are made upon the Parent, the Company, or its Subsidiary's or any Guarantor's assets or a judgment is rendered against the Company's, any of its Subsidiary's or any Guarantor's property involving a liability of more than $100,000 which shall not have been vacated, discharged, stayed or bonded within thirty (30) days from the entry thereof;

          (h) Insolvency. The Parent or the Company or any Guarantor shall admit
              ----------
     in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

          (i)  Change  of  Control. A Change of Control (as defined below) shall
               -------------------
     occur with respect to the Company, unless Holder shall have expressly consented to such Change of Control in writing. A "CHANGE OF CONTROL" shall mean any event or circumstance as a result of which (i) any "PERSON" or "GROUP" (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the date hereof), other than the Holder, is or becomes the "BENEFICIAL OWNER" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 35% or more on a fully diluted basis of the then outstanding voting equity interest of the Company (other than a "PERSON" or "GROUP" that beneficially owns 35% or more of such outstanding voting equity interests of the Company on the date hereof), (ii) unless the Holder provides its written consent thereto (which shall not be unreasonably withheld), the Board of Directors of the Company shall cease to consist of a majority of the Company's board of directors on the date hereof (or directors appointed by a majority of the board of directors in effect immediately prior to such appointment) or (iii) the Company or any of its Subsidiaries merges or consolidates with, or sells all or substantially all of its assets to, any other person or entity;

          (j)  Indictment;  Proceedings. The indictment or threatened indictment
               ------------------------
     of the Parent, the Company, any of its Subsidiaries or any Guarantor or any executive officer of the Parent, the Company or any of its Subsidiaries under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against the Parent, the Company, any of its Subsidiaries or any Guarantor or any executive officer of the Parent, the Company, any of its Subsidiaries or any Guarantor pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of the Company, any of its Subsidiaries or any Guarantor; or

          (k) Cross-Defaults and Challenges to Validity. (i) An Event of Default
              -----------------------------------------
     shall occur under and as defined in the Purchase Agreement or any other Related Agreement (including, without limitation, the breach by any Guarantor of any provision of any Guaranty), (ii) the Parent, the Company, any of its Subsidiaries or any Guarantor shall breach any term or provision of the Purchase Agreement or any other Related Agreement in any material respect and such breach, if capable of cure, continues unremedied for a period of fifteen (15) days after the occurrence thereof, (iii) the Parent, the Company, any of its Subsidiaries or any Guarantor attempts to terminate, challenges the validity of, or its liability under, the Purchase Agreement or any Related Agreement, (iv) any proceeding shall be brought to challenge the validity, binding effect of the Purchase Agreement or any Related Agreement, (v) the Purchase Agreement or any Related Agreement ceases to be a valid, binding and enforceable obligation of the Parent, the Company, any of its Subsidiaries or any Guarantor (to the extent such persons or entities are a party thereto) or (vi) an Event of Default shall occur under and as defined in any one or more of the following documents:
     (A) the Securities Purchase Agreement dated as of June 30, 2005 by and between the Parent and the Holder (the "June 2005 Securities Purchase Agreement"), (B) each Related Agreement referred to in the June 2005 Securities Purchase Agreement, (C) the Securities Purchase Agreement dated as of September 19, 2005 by and between the Parent and the Holder (the "September 2005 Purchase Agreement"), (D) each Related Agreement referred to in the September 2005 Purchase Agreement, (E) the Securities Purchase Agreement dated as of June 30, 2006 by and between the Company and the Holder (the "June 2006 Purchase Agreement") and (F) each Related Agreement referred to in the June 2006 Purchase Agreement, as each may be amended, restated modified and/or supplemented from time to time.

     2.2  Default  Interest. Following the occurrence and during the continuance
          -----------------
of an Event of Default, the Company shall pay additional interest on this Note in an amount equal to two percent (2%) per month, and all outstanding obligations under this Note, the Purchase Agreement and each other Related Agreement, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

     2.3 Default Payment. Following the occurrence and during the continuance of
         ---------------
an Event of Default, the Holder, at its option, may demand repayment in full of all obligations and liabilities owing by Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement and/or may elect, in addition to all rights and remedies of the Holder under the Purchase Agreement and the other Related Agreements and all obligations and liabilities of the Company under the Purchase Agreement and the other Related Agreements, to require the Company to make a Default Payment ("DEFAULT PAYMENT"). The Default Payment shall be 130% of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder. The Default Payment shall be applied first to any fees due and payable to the Holder pursuant to this Note, the Purchase Agreement, and/or the other Related Agreements, then to accrued and unpaid interest due on this Note and then to the outstanding principal balance of this Note. The Default Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to this Section 2.3.

                                    ARTICLE 3
                                  MISCELLANEOUS

     3.1  Cumulative Remedies. The remedies under this Note shall be cumulative.
          -------------------

     3.2  Failure  or  Indulgence Not Waiver. No failure or delay on the part of
          ----------------------------------
the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     3.3  Notices.  Any notice herein required or permitted to be given shall be
          -------
in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day,
(c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for such Holder, with a copy to John E. Tucker, Esq., 825 Third Avenue, 14th Floor, New York, New York 10022, facsimile number (212) 541-4434, or at such other address as the Company or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Company pursuant to the Purchase Agreement.

     3.4  Amendment  Provision.  The  term "NOTE" and all references thereto, as
          --------------------
used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

     3.5  Assignability.  This  Note  shall  be binding upon the Company and its
          -------------
successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. The Company may not assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

     3.6  Cost  of  Collection. In case of any Event of Default under this Note,
          --------------------
the Company shall pay the Holder reasonable costs of collection, including reasonable attorneys' fees.

     3.7  Governing  Law,  Jurisdiction  and  Waiver  of  Jury  Trial.
          -----------------------------------------------------------

          (a)  THIS  NOTE  SHALL  BE  GOVERNED  BY AND CONSTRUED AND ENFORCED IN
     ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (b) THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR ANY OF THE OTHER RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR ANY OF THE RELATED AGREEMENTS; PROVIDED, THAT THE COMPANY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS
     --------
     MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE
                            ------- --------
     DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL
                        --------------------
     SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          (c) THE COMPANY DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE COMPANY HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER AND THE COMPANY ARISING OUT OF,
     CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     3.8  Severability.  In the event that any provision of this Note is invalid
          ------------
or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

     3.9 Maximum Payments. Nothing contained herein shall be deemed to establish
         ----------------
or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

     3.10  Security  Interest,  Guarantee  and  Mortgages.  The  Holder has been
           ----------------------------------------------
granted a security interest (i) in certain assets of the Company and the Parent as more fully described in the Master Security Agreement dated as of the effective date hereof and reaffirmed by the Company in the Reaffirmation and Ratification Agreement dated as of June 30, 2006, (ii) in the equity interests of the Parent in the Company pursuant to the Stock Pledge Agreement dated as of the effective date hereof and reaffirmed by the Parent in the Reaffirmation and Ratification Agreement dated as of June 30, 2006 (the "Parent Reaffirmation Agreement"), (iii) in the oil and gas properties of the Company pursuant to the

Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of June 30, 2006 and (iv) in the oil and gas properties of the Parent pursuant to an Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of April 26, 2006 and reaffirmed by the Parent and its Subsidiaries in the Parent Reaffirmation Agreement. The obligations of the Company under this Note are guaranteed by the Parent pursuant to the Guaranty dated as of the effective date hereof and reaffirmed by the Parent and its Subsidiaries in the Parent Reaffirmation Agreement.

     3.11  Construction.  Each  party  acknowledges  that  its  legal  counsel
           ------------
participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

     3.12  Registered  Obligation.  This  Note  is  intended  to be a registered
           ----------------------
obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and the Company (or its agent) shall register this Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Company of this Note to the new holder or the issuance by the Company of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Company (or its agent), within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i)(B).

     3.13  Amendment  and  Restatement.  This  Note  amends  and restates in its
           ---------------------------
entirety (and is given in substitution for but not in satisfaction of) that certain Secured Term Note dated as of April 28, 2006 executed by the Company in favor of the Holder in the original principal amount of $40,000,000 (the "PRIOR NOTE"). This Note does not effect a refinancing of all or any portion of the Obligations heretofore evidenced by the Prior Note, it being the intention of the Company and the Holder to avoid effectuating a novation of such Obligations. The Holder and the Company confirm that the outstanding principal balance of this Note as of June 30, 2006 is $39,164,144.



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     IN  WITNESS  WHEREOF,  the  Company  has  caused  this Amended and Restated
Secured Term Note to be signed in its name effective as of this 28th day of April 2006.


                                GULF  COAST  OIL  CORPORATION


                                By: /s/ Edward R. DeStefano
                                   ------------------------------
                                   Name: Edward R. DeStefano
                                   Title: President & CEO

WITNESS:

/s/ Kimberly Newman
----------------------------

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